--------------------------------------------------------------------------------

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

--------------------------------------------------------------------------------

                                    FORM 8-A

--------------------------------------------------------------------------------

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(B) OR 12(G) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

--------------------------------------------------------------------------------

                         PETROSEARCH ENERGY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

--------------------------------------------------------------------------------

                   NEVADA                              75-3129702
                   ------                              ----------
      (State or other jurisdiction of       (IRS Employer Identification No.)
       incorporation or organization)

                                                          1311
                                                          ----
                                              (Primary Standard Industrial
                                                   Classification Code)

        675 BERING DRIVE, SUITE 200
               HOUSTON, TEXAS                            77057
               --------------                            -----
  (Address of principle executive offices)            (Zip Code)


                                 (713) 961-9337
                                 --------------
                 Issuer's telephone number, including area code

If this form relates to the registration of a class of securities pursuant to
Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box. [_]

If this form relates to the registration of a class of securities pursuant to
Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box. XXX

Securities Act registration statement file number to which this form relates:
333-125539

--------------------------------------------------------------------------------

        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
        -----------------------------------------------------------------

        Title of each class                Name of each exchange on which
        to be so registered                each class is to be registered
               None                                      None


        SECURITIES TO BE REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
        -----------------------------------------------------------------

                         COMMON STOCK, $0.001 PAR VALUE
                                (Title of Class)

--------------------------------------------------------------------------------

ITEM  1.  DESCRIPTION  OF  REGISTRANT'S  SECURITIES  TO  BE  REGISTERED.
          -------------------------------------------------------------

The information required by this Item 1 is set forth under the caption "Description of Securities" in the Registrant's registration statement on Form SB-2 as filed with the Securities and Exchange Commission (the "SEC") on June 6, 2005 (Registration No. 333-125539) (the "REGISTRATION STATEMENT"), as amended pursuant to Amendment No. 1 to the Registration Statement as filed with the SEC on July 21, 2005 ("AMENDMENT NO. 1") and Amendment No. 2 to the Registration Statement as filed with the SEC on August 5, 2005 ("AMENDMENT NO. 2"), and as may hereafter be amended, covering the offer and sale of shares of the class of securities to be registered hereby, which description is incorporated herein by reference. In addition, any description under the caption "Description of Securities" in a form of prospectus subsequently filed by the Registrant pursuant to Rule 424(b) under the Securities Act of 1933, as amended, relating to the Registration Statement, as amended, shall be deemed to be incorporated herein by reference.



ITEM  2.  EXHIBITS.
          ---------

The following exhibits are incorporated by reference herein:

 1. Articles of Incorporation of Petrosearch Energy Corporation, incorporated by reference to Exhibit 3.1 to the Registrant's Registration Statement on Form SB-2.

 2.  Bylaws  of  Petrosearch  Energy  Corporation,  incorporated by reference to
     Exhibit 3.2 to the Registrant's Registration Statement on Form SB-2.


SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               PETROSEARCH  ENERGY  CORPORATION


Date:  August  10,  2005                       By:   /s/ David J. Collins
                                                     --------------------------
                                                     David J. Collins
                                                     Chief Financial Officer